J.P. MORGAN MUNCIPAL BOND FUNDS

JPMorgan High Yield Municipal Fund

(the “Fund”)

(Class R6 Shares)

(a series of JPMorgan Trust I)

Supplement dated August 29, 2019

to the Summary Prospectus and the Prospectus dated July 1, 2019, as supplemented

The following changes to the Summary Prospectus and the Prospectus are effective immediately:

The first paragraph of the “The Fund’s Past Performance” section is deleted in its entirety and replaced with the following:

This section provides some indication of the risks of investing in the Fund. Because Class R6 Shares commenced operations as of November 1, 2018, the bar chart shows how the performance of the Fund’s Class I Shares (which are not offered in the prospectus) has varied from year to year for the past ten calendar years. The actual returns of the Class R6 Shares would be different than those shown because Class R6 Shares have different expenses than Class I Shares. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the Bloomberg Barclays US Municipal Index, the Bloomberg Barclays High Yield Municipal Bond Index, and the Lipper High Yield Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Also, the “Average Annual Total Returns” table is deleted in its entirety and replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	1.64%	3.26%	5.32%
Return After Taxes on Distributions	1.49	3.00	4.99
Return After Taxes on Distributions and Sale of Fund Shares	2.16	2.92	4.64

BLOOMBERG BARCLAYS US MUNICIPAL INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes	1.28	3.82	4.85

BLOOMBERG BARCLAYS HIGH YIELD MUNICIPAL BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	4.75	6.53	9.12

LIPPER HIGH YIELD MUNICIPAL DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	2.03	5.94	8.08

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS AND PROSPECTUS

FOR FUTURE REFERENCE

SUP-HYM-R6-BM-819